UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2010
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-11593	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01 Other Events.
On July 8, 2009, The Scotts Miracle-Gro Company (“Scotts Miracle-Gro” and, together with its subsidiaries, the “Company”) announced that its wholly-owned subsidiary, Smith & Hawken, Ltd., had adopted a plan to close the Smith & Hawken®* business. During the Company’s first quarter of fiscal 2010, all Smith & Hawken stores were closed and substantially all operational activities of Smith & Hawken were discontinued. As a result, effective in its first quarter of fiscal 2010, the Company classified Smith & Hawken as discontinued operations in accordance with accounting principles generally accepted in the United States of America. Furthermore, effective in its first quarter of fiscal 2010, the Company revised its reportable segments to reflect changes in how certain segment components report to and are managed by senior management of the Company. Beginning in the first quarter of fiscal 2010, the Company’s consumer businesses in Australia, Latin America and Italy were reported as part of its Global Consumer segment. Previously, these businesses were reported as part of the Company’s Global Professional segment.
On February 11, 2010, Scotts Miracle-Gro filed its Quarterly Report on Form 10-Q for the quarterly period ended January 2, 2010, reflecting Smith & Hawken as discontinued operations separate from the results of continuing operations and recasting the Company’s reportable segments to reflect the reclassification of the Company’s consumer businesses in Australia, Latin America and Italy from its Global Professional segment to its Global Consumer segment.
Scotts Miracle-Gro is filing this Current Report on Form 8-K to retrospectively update the following sections of its Annual Report on Form 10-K for the fiscal year ended September 30, 2009 (the “2009 Form 10-K”) to recast Smith & Hawken as discontinued operations and to reflect the changes to the Company’s segment reporting structure in all periods presented (such sections are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference):

•	Part II. Item 6. Selected Financial Data;

•	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II. Item 8. Financial Statements and Supplementary Data.
Scotts Miracle-Gro has included the entire text of the affected sections. No sections of the 2009 Form 10-K other than those identified above are being updated by this filing. Information in the 2009 Form 10-K is generally stated as of September 30, 2009, and this filing does not reflect any subsequent information or events other than (i) the recast of Smith & Hawken as discontinued operations, (ii) the changes to the Company’s reportable segments and (iii) Scotts Miracle-Gro’s issuance of $200 million aggregate principal amount of 7.25% Senior Notes on January 14, 2010, as described in more detail in Scotts Miracle-Gro’s Current Report on Form 8-K filed January 14, 2010. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 Form 10-K for any other information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is included in other Scotts Miracle-Gro filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K, Scotts Miracle-Gro’s Quarterly Report on Form 10-Q for the quarterly period ended January 2, 2010 and other Scotts Miracle-Gro filings.

*	Smith & Hawken® is a registered trademark of Target Brands, Inc. The Company sold the Smith & Hawken brand and certain intellectual property rights related thereto on December 30, 2009, and subsequently changed the name of the subsidiary entity formerly known as Smith & Hawken, Ltd. to Teak 2, Ltd. References in this Current Report on Form 8-K to Smith & Hawken refer to Scotts Miracle-Gro’s subsidiary entity, not the brand itself.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6 of Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009: Selected Financial Data

99.2	Item 7 of Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 of Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009: Financial Statements and Supplementary Data

99.4	Supplemental Schedule II - Valuation and Qualifying Accounts for the fiscal years ended September 30, 2009, 2008 and 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: February 16, 2010	By:	/s/ David C. Evans
		Name:	David C. Evans
		Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6 of Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009: Selected Financial Data

99.2	Item 7 of Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 of Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009: Financial Statements and Supplementary Data

99.4	Supplemental Schedule II - Valuation and Qualifying Accounts for the fiscal years ended September 30, 2009, 2008 and 2007